SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 20, 2004

1ST CONSTITUTION BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	000-32891	22-3665653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Route 130 P.O. Box 634, Cranbury, New Jersey	08512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(609) 655-4500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 12.  Results of Operations and Financial Condition.

On January 20, 2004, 1st Constitution Bancorp issued a press release reporting earnings and other financial results for its fourth quarter of 2003, which ended December 31, 2003. A copy of the press release is attached and being furnished as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2004	1ST CONSTITUTION BANCORP By: JOSEPH M. REARDON —————————————— Name: Joseph M. Reardon Title: Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Press Release of 1st Constitution Bancorp dated January 20, 2004.